UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 22, 2008 (July 17, 2008)

GLOBAL BPO SERVICES CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33739	26-0420454
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

125 High Street, 30th Floor, Boston, Massachusetts	02110
(Address of Principal Executive Offices)	(Postal Code)

Registrant’s telephone number, including area code:    (617) 517-3252

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ON JULY 7, 2008, GLOBAL BPO SERVICES CORP. (“GBPO”) FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) A DEFINITIVE PROXY STATEMENT IN CONNECTION WITH ITS PROPOSED MERGER WITH STREAM HOLDINGS CORPORATION (“STREAM”) AND COMMENCED MAILING THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS TO GBPO STOCKHOLDERS. ON JULY 18, 2008, GBPO FILED A SUPPLEMENT TO ITS DEFINITIVE PROXY STATEMENT SUPPLEMENTING AND AMENDING CERTAIN INFORMATION THEREIN. STOCKHOLDERS OF GBPO AND OTHER INTERESTED PERSONS ARE ADVISED TO READ GBPO’S DEFINITIVE PROXY STATEMENT AND PROXY SUPPLEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED BY GBPO WITH THE SEC IN CONNECTION WITH GBPO’S SOLICITATION OF PROXIES FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD TO APPROVE THE PROPOSED MERGER BECAUSE THESE DOCUMENTS CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT STREAM, GBPO AND THE PROPOSED MERGER. THE DEFINITIVE PROXY STATEMENT AND THE PROXY SUPPLEMENT WERE MAILED TO STOCKHOLDERS AS OF THE JULY 3, 2008 RECORD DATE ESTABLISHED FOR VOTING ON THE PROPOSED MERGER. STOCKHOLDERS MAY OBTAIN A COPY OF THE DEFINITIVE PROXY STATEMENT AND THE PROXY SUPPLEMENT, WITHOUT CHARGE, AT THE SEC’S INTERNET SITE AT HTTP://WWW.SEC.GOV OR BY DIRECTING A REQUEST TO: GLOBAL BPO SERVICES CORP., 125 HIGH STREET, 30TH FLOOR, BOSTON, MA 02110, TELEPHONE (617) 517-3252.

GBPO AND ITS DIRECTORS AND OFFICERS MAY BE DEEMED PARTICIPANTS IN THE SOLICITATION OF PROXIES FROM GBPO’S STOCKHOLDERS. A LIST OF THE NAMES OF THOSE DIRECTORS AND OFFICERS AND DESCRIPTIONS OF THEIR INTERESTS IN GBPO IS CONTAINED IN GBPO’S PROSPECTUS DATED OCTOBER 17, 2007, WHICH IS FILED WITH THE SEC, AND IS ALSO CONTAINED IN GBPO’S DEFINITIVE PROXY STATEMENT. GBPO’S STOCKHOLDERS MAY OBTAIN ADDITIONAL INFORMATION ABOUT THE INTERESTS OF ITS DIRECTORS AND OFFICERS IN THE PROPOSED MERGER BY READING GBPO’S DEFINITIVE PROXY STATEMENT.

Item 1.01.	Entry into a Material Definitive Agreement

Preferred Stock Purchase Agreement

On July 17, 2008, Global BPO Services Corp., a Delaware corporation (“GBPO”), entered into amendment no. 2 (the “Amendment”) to the preferred stock purchase agreement, dated as of June 2, 2008 and amended on July 15, 2008, with Ares Corporate Opportunities Fund II, L.P. (“Ares”) (the “Purchase Agreement”). The Amendment revises the definition of the term “tender offer” to indicate that GBPO will commence a tender offer for the sum of (i) 20,625,001 of the outstanding shares of common stock, $0.001 par value per share, of GBPO, and (ii) up to an additional 9,374,999 shares of common stock of GBPO, the maximum number of shares which the stockholders of GBPO may convert into a pro rata share of the Trust Account (as defined in the Purchase Agreement) while still approving the acquisition of Stream Holdings Corporation, at a price of $8.00 per share. In addition, GBPO and Ares agreed to revise certain provisions of the Certificate of Designations attached to the Purchase Agreement as Exhibit A and more fully described below under “Description of Series A Preferred Stock”. All other terms of the Amendment remained unchanged.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, which is attached as Exhibit 10.1 to this Current Report on Form 8-K.

Description of Series A Preferred Stock

To create and issue shares of the Series A preferred stock, $0.001 par value per share, of GBPO (the “Series A Preferred”), GBPO is required to file with the Secretary of State of the State of Delaware a Certificate of Designations specifying the rights, preferences and privileges of the Series A Preferred. Ares and GBPO have agree to reduce the Series A Preferred conversion price to $6.00 per share and to eliminate any adjustment to the conversion price in the event that the holders of GBPO common stock issued in its initial public offering exercise their conversion rights.

The foregoing description of the revised terms of the form of Certificate of Designations of the Series A Preferred does not purport to be complete and is qualified in its entirety by reference to the form of Certificate of Designations of the Series A Convertible Preferred Stock, which is attached as Exhibit 10.2 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits:

10.1	Amendment No. 2 to Preferred Stock Purchase Agreement dated as of July 17, 2008, by and between Global BPO Services Corp., and Ares Corporate Opportunities Fund II, L.P.

10.2	Form of Certificate of Designations of Series A Convertible Preferred Stock.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 22, 2008

GLOBAL BPO SERVICES CORP.

By:	/s/ R. Scott Murray
Name: R. Scott Murray Title: President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment No. 2 to Preferred Stock Purchase Agreement dated as of July 17, 2008, by and between Global BPO Services Corp., and Ares Corporate Opportunities Fund II, L.P.

10.2	Form of Certificate of Designations of Series A Convertible Preferred Stock.

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